UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 30, 2005

CSK Auto Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

645 E. Missouri Ave., Suite 400, Phoenix, Arizona		85012
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	602-265-9200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02. Results of Operations and Financial Condition.

On March 30, 2005, CSK Auto Corporation issued a press release, attached hereto as Exhibit 99.1, announcing the postponement of its release of its fourth quarter and year-end 2004 financial results and related investor call.

Item 9.01. Financial Statements and Exhibits.

On March 30, 2005, CSK Auto Corporation issued a press release, attached hereto as Exhibit 99.1, announcing the postponement of its release of its fourth quarter and year-end 2004 financial results and related investor call.

(c) The following exhibits are filed with this Form 8-K:

Exhibit No. Description
99.1-- Press release issued March 30, 2005

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK Auto Corporation

March 31, 2005	By:	/s/ Don W. Watson

Name: Don W. Watson
Title: Senior Vice President Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release issued March 30, 2005